SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2014
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

7. SUBSEQUENT EVENTS

        On April 28, 2014, the Company successfully completed the initial public offering of 421,100 shares of Fantex Series Vernon Davis Convertible Tracking stock at an offering price of $10.00 per share. The total net proceeds from the offering after deducting the underwriters' discounts was $4.0 million. The proceeds were used to consummate the brand contract between the Company and Vernon Davis, a professional football player in the NFL and The Duke Marketing LLC, a professional services company affiliated with Vernon Davis, dated October 30, 2013. The Parent purchased 102,454 shares for $1.02 million of the Fantex Series Vernon Davis in the offering.

        On May 2, 2014, as consideration for future ABI under the brand contract, the Company paid Vernon Davis $4.0 million (less $0.2 million to be held in escrow until six consecutive months of payments of brand amounts have been timely delivered to the Company).

        On May 5, 2014, Mr. Davis paid us approximately $0.4 million in ABI due to us under the brand contract for the period between October 30, 2013 (date of brand contract) through April 28, 2014. The Company intends to attribute 95% of this ABI to the Fantex Series Vernon Davis tracking stock with the remaining 5% to be attributed to the Company's platform common stock.

        On May 14, 2014 the Company entered into a brand contract with Mohamed Sanu, a professional a professional football player in the NFL. The brand contract entitles the Company to 10% of the income that Mohamed Sanu. receives from and after May 14, 2014 as a result of his activities in the NFL and related fields (the "Acquired Brand Income," or "ABI"), including salary and wages from being a football player, broadcasting or coaching and the use of Mohamed Sanu's name, voice, likeness, biography or talents for purposes of advertising and trade, including without limitation sponsorships, endorsements, merchandising and appearances, subject to certain exceptions.

        As consideration for future ABI under the brand contract, the Company agreed to pay Mohamed Sanu. a one time cash amount of $1.56 million (less $78,000 to be held in escrow until six consecutive payments of brand amounts have been timely delivered to the Company) contingent upon the Company's ability to obtain financing. The Company will have no further financial obligations to Mohamed Sanu under the brand contract once this payment is made, other than certain obligations to indemnify Mohamed Sanu. According to the terms of the brand contract, Mohamed Sanu is not obligated to make payments to the Company until the upfront payment is made by the Company; as such there is no currently obligated payment due to the Company by Mohamed Sanu. Amounts received by Mohamed Sanu subsequent to the signing of the brand contract will be subject to payment to the Company once the upfront payment is made.

        On May 27, 2014, the Board of Directors of the Company declared a cash dividend of $0.70 per share. The dividend is payable to holders of Fantex Series Vernon Davis at the close of business on August 15, 2014, the dividend record date, and the dividend will be paid to such stockholders on August 18, 2014, the dividend payment date.

      Fantex has evaluated activity after December 31, 2013 until July 10, 2014, and other than the events described above, Fantex is not aware of any events that have occurred subsequent to December 31, 2013 that would require adjustments to or disclosures in the Financial Statements.